                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [X] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [ ] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                  NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

JUNE 17, 2002

DEAR SHAREHOLDER:

We are pleased to invite you to the Annual Meeting of Shareholders of the Nuveen Performance Plus Municipal Fund, Inc. The meeting is scheduled for Wednesday, July 31, 2002, at 10:30 a.m., Chicago time, in the Sixth Floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois.

At the Annual Meeting, all shareholders will be asked to consider and approve a very important proposal. The Fund's management seeks to update the terms of the Fund's Municipal Auction Rate Cumulative Preferred Stock ("MuniPreferred") to:
(1) require the Fund to provide for the notification, under certain circumstances, if it intends to include any net capital gains or other taxable income in any dividend on the shares of MuniPreferred and (2) require the Fund to make "gross up" payments to MuniPreferred shareholders under certain circumstances if the Fund allocates taxable income to shares of MuniPreferred. We believe the proposal will provide MuniPreferred investors greater certainty regarding taxable allocations and should result in more favorable bids for shares of MuniPreferred at auctions, resulting in lower dividend rates.

You will also be asked to elect directors.

WHETHER OR NOT YOU PLAN TO JOIN US, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

We appreciate your continued support and confidence in Nuveen and our family of investments.

Sincerely,

Timothy R. Schwertfeger
President

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois
JULY 31, 2002                                                 60606
                                                              (800) 257-8787

NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC. (NPP)

JUNE 17, 2002

TO THE SHAREHOLDERS OF THE FUND:

Notice is hereby given that the Annual Meeting of Shareholders of the Nuveen Performance Plus Municipal Fund, Inc. (the "Fund") will be held in the Sixth Floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Wednesday, July 31, 2002, at 10:30 a.m., Chicago time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS OF THE FUND:

1. To elect Members to the Board of Directors (each Director a "Board Member") of the Fund as outlined below:

          a. To elect seven (7) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified:

             i) five (5) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Shares ("MuniPreferred"), voting together as a single class; and

             ii) two (2) Board Members to be elected by the holders of MuniPreferred only, voting separately as a single class.

2. To approve an amendment to the Fund's Statements Establishing and Fixing the Rights and Preferences of Municipal Auction Rate Cumulative Preferred Stock ("MuniPreferred") (the "Statement") to (1) require the Fund to provide for the notification, under certain circumstances, if it intends to include any net capital gains or other taxable income in any dividend on the shares of MuniPreferred and (2) require the Fund to make "gross up" payments to MuniPreferred shareholders under certain circumstances if the Fund allocates taxable income to shares of MuniPreferred.

3. To transact such other business as may properly come before the Annual
Meeting.

Shareholders of record of the Fund at the close of business on June 3, 2002 are entitled to notice of and to vote at the Fund's Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE TO YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER PROVIDED ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER PROVIDED ON THE PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Gifford R. Zimmerman
Vice President and Secretary

PROXY STATEMENT                                               333 West Wacker Drive
                                                              Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

June 17, 2002

NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC.

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors, (the "Board" and each Director a "Board Member") of the Nuveen Performance Plus Municipal Fund, Inc. ("Performance Plus" or the "Fund") proxies to be voted at the Annual Meeting of Shareholders of the Fund to be held on July 31, 2002 (the "Annual Meeting"), and at any and all adjournments thereof.

On the matters coming before the Fund's Annual Meeting as to which a choice has been specified by the shareholders of the Fund on the proxy, the shares of the Fund will be voted accordingly. If no choice is so specified, the shares of the Fund will be voted FOR the election of the nominees as listed in this Proxy Statement. Shareholders of the Fund who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

The following table indicates which shareholders are solicited with respect to each matter:

          ----------------------------------------------------------------------------------
                                                                        COMMON     MUNI-
                                     MATTER                             SHARES  PREFERRED(1)
          ----------------------------------------------------------------------------------
1a(i).    Election of Board Members by all shareholders (Robert P.           X             X
          Bremner, Lawrence H. Brown, Anne E. Impellizzeri, Peter R.
          Sawers and Judith M. Stockdale nominated)
 a(ii).   Election of Board Members by MuniPreferred only (William J.      N/A             X
          Schneider and Timothy R. Schwertfeger nominated)
2.        Approval of Amendment to MuniPreferred Statements                  X             X
          ----------------------------------------------------------------------------------

(1) "MuniPreferred" means "Municipal Auction Rate Cumulative Preferred Stock."

A quorum of shareholders is required to take action at the Fund's Annual Meeting. A majority of the shares entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred of the Fund, 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted for a vote of the shareholders of the Fund, abstentions and broker non-votes will be treated as shares voted against the election of Board Members and against approval of the Amendment to the Fund's Statements Establishing and Fixing the Rights and Preferences of Municipal Auction Rate Cumulative Preferred Stock ("MuniPreferred") (the "Statement"). The details of each proposal to be voted on by the shareholders of the Fund and the vote required for approval of the proposal are set forth under the description of each proposal below.

Shares of a series of MuniPreferred of the Fund held in "street name" for which voting instructions have not been received as of one business day before the meeting, or, if adjourned, one business day before the day to which the meeting is adjourned, and that would otherwise be treated as "broker non-votes" may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on each item in the same proportion as the votes cast by all MuniPreferred shareholders of that series of that Fund who have voted on the item. Rule 452 permits proportionate voting for a series of MuniPreferred with respect to a particular item if, among other things, (i) a minimum of 30% of the shares of MuniPreferred of that series outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the shares of MuniPreferred of that series outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares "voted" and, for the purpose of meeting the 10% test, abstentions will not be treated as shares "voted" against the item.

Those persons who were shareholders of record at the close of business on June 3, 2002 will be entitled to one vote for each share held. As of June 3, 2002, shares of the Fund were issued and outstanding as follows:

--------------------------------------------------------------------------
                         COMMON
                         SHARES                              MUNIPREFERRED
--------------------------------------------------------------------------
                                                              Series M
                                                              Series T
                                                              Series W
                                                              Series TH
                                                              Series F
--------------------------------------------------------------------------

This Proxy Statement is first being mailed to shareholders of the Fund on or about June 17, 2002.

1. ELECTION OF BOARD MEMBERS OF THE FUND

At the Fund's Annual Meeting, seven (7) Board Members are to be elected to serve until the next Annual Meeting or until their successors shall have been duly elected and qualified. Under the terms of the Fund's organizational documents under normal circumstances holders of MuniPreferred are entitled to elect two
(2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and MuniPreferred, voting together as a single class. Board Members Bremner, Brown, Impellizzeri, Sawers and Stockdale are nominees for election by all shareholders. Board Members Schneider and Schwertfeger are nominees for election by holders of MuniPreferred.

The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting will be required to elect Board Members of the Fund.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of the Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies for the Fund will be voted for one or more substitute nominees designated by the Fund's present Board.

Other than Mr. Schwertfeger, none of the Board Members have ever been a director or an employee of Nuveen Investments or any affiliate.

THE FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES
--------------------------------------------------------------------------------

                                                                                                             NUMBER OF
                                     POSITIONS AND                                                          PORTFOLIOS
                                    OFFICES WITH THE                                                          IN FUND
                                     FUND, TERM OF               PRINCIPAL OCCUPATIONS INCLUDING              COMPLEX
                                   OFFICE AND LENGTH                OTHER DIRECTORSHIPS DURING               OVERSEEN
  NAME, BIRTHDATE AND ADDRESS        OF TIME SERVED                      PAST FIVE YEARS                   BY TRUSTEE(1)
------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN
INTERESTED PERSON OF THE FUND:
Timothy R. Schwertfeger*         Chairman of the Board,  Chairman and Director (since July 1996) of The
3/28/49                                   President and  John Nuveen Company, Nuveen Investments, Nuveen
333 West Wacker Drive                         Director.  Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                 Term of Office: 2003.  Corp.; prior thereto, Executive Vice President
                                 Length of Time Served:  and Director of The John Nuveen Company and
                                            since 1994.  Nuveen Investments; Director (since 1992) and
                                                         Chairman (since 1996) of Nuveen Advisory Corp.
                                                         and Nuveen Institutional Advisory Corp.;
                                                         Chairman and Director (since January 1997) of
                                                         Nuveen Asset Management, Inc.; Director (since
                                                         1996) of Institutional Capital Corporation;
                                                         Chairman and Director (since 1999) of
                                                         Rittenhouse Financial Services Inc.; Chief
                                                         Executive Officer (since September 1999) of
                                                         Nuveen Senior Loan Asset Management Inc.

BOARD MEMBERS WHO ARE NOT
INTERESTED PERSONS OF THE FUND:
Robert P. Bremner                             Director.  Private Investor and Management Consultant.
8/22/40                           Term of Office: 2003.
3725 Huntington Street, N.W.     Length of Time Served:
Washington, D.C. 20015                      since 1997.

                                                                                                             NUMBER OF
                                     POSITIONS AND                                                          PORTFOLIOS
                                    OFFICES WITH THE                                                          IN FUND
                                     FUND, TERM OF               PRINCIPAL OCCUPATIONS INCLUDING              COMPLEX
                                   OFFICE AND LENGTH                OTHER DIRECTORSHIPS DURING               OVERSEEN
  NAME, BIRTHDATE AND ADDRESS        OF TIME SERVED                      PAST FIVE YEARS                   BY TRUSTEE(1)
------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown                             Director.  Retired (August 1989) as Senior Vice President
7/29/34                           Term of Office: 2003.  of The Northern Trust Company.
201 Michigan Avenue              Length of Time Served:
Highwood, IL 60040                          since 1993.

Anne E. Impellizzeri                          Director.  Formerly, Executive Director (since 1998) of
1/26/33                           Term of Office: 2003.  Manitoga (Center for Russel Wright's Design with
3 West 29th Street               Length of Time Served:  Nature); prior thereto, President and Chief
New York, NY 10001                          since 1994.  Executive Officer of Blanton-Peale Institutes of
                                                         Religion and Health (since December 1990); prior
                                                         thereto, Vice President, Metropolitan Life
                                                         Insurance Co.
Peter R. Sawers                               Director.  Adjunct Professor of Business and Economics,
4/3/33                            Term of Office: 2003.  University of Dubuque, Iowa; formerly
22 The Landmark                  Length of Time Served:  (1991-2000) Adjunct Professor, Lake Forest
Northfield, IL 60093                        since 1991.  Graduate School of Management, Lake Forest,
                                                         Illinois; Director, Executive Service Corps of
                                                         Chicago; Director, Hadley School for the Blind;
                                                         prior thereto, Executive Director, Towers Perrin
                                                         Australia, a management consulting firm;
                                                         Chartered Financial Analyst; Certified
                                                         Management Consultant.
William J. Schneider                          Director.  Senior Partner and Chief Operating Officer,
9/24/44                           Term of Office: 2003.  Miller-Valentine Group, Vice President,
4000 Miller-Valentine Ct.        Length of Time Served:  Miller-Valentine Realty, a development and
P.O. Box 744                                since 1997.  contract company; Chair, Miami Valley Hospital;
Dayton, OH 45401                                         Vice Chair, Miami Valley Economic Development
                                                         Coalition; formerly, Member, Community Advisory
                                                         Board, National City Bank, Dayton, Ohio; and
                                                         Business Advisory Council, Cleveland Federal
                                                         Reserve Bank.
Judith M. Stockdale                           Director.  Executive Director, Gaylord and Dorothy
12/29/47                          Term of Office: 2002.  Donnelley Foundation (since 1994); prior
35 East Wacker Drive             Length of Time Served:  thereto, Executive Director, Great Lakes
Suite 2600                                  since 1997.  Protection Fund (from 1990 to 1994).
Chicago, IL 60601

--------------------------------------------------------------------------------
 * "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Fund's investment adviser, Nuveen Advisory Corp.

(1) As of April 30, 2002, the Board Members and nominees were board members of
    [    ] Nuveen open-end funds and [    ] closed-end funds managed by Nuveen
    Advisory Corp. ("NAC"). In addition, Mr. Schwertfeger is a board member of
    [    ] open-end and [    ] closed-end funds managed by Nuveen Institutional
    Advisory Corp. ("NIAC") and [    ] funds managed by Nuveen Senior Loan Asset
    Management Inc. ("NSLAM").

BENEFICIAL OWNERSHIP

The following table lists the dollar range of equity securities of the Fund and all of the Nuveen Funds overseen by the Board Members beneficially owned by the Board Member as of April 30, 2002:

                                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                                                SECURITIES IN ALL REGISTERED INVESTMENT
                                    DOLLAR RANGE OF EQUITY      COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
     NAME OF BOARD MEMBER          SECURITIES IN THE FUND(1)          OF INVESTMENT COMPANIES(2)
-------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(3)                 $                                   $
Robert P. Bremner                          $                                   $
Lawrence H. Brown                          $                                   $
Anne E. Impellizzeri                       $                                   $
Peter R. Sawers                            $                                   $
William J. Schneider                       $                                   $
Judith M. Stockdale                        $                                   $
-------------------------------------------------------------------------------------------------------

(1) For each Board Member, the amount reflected includes share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members, as more fully described under "Compensation."

(2) The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member in the Fund and in all Nuveen funds overseen by each Board Member.

(3) For Mr. Schwertfeger, the amount reflected also includes shares held in Nuveen's 401(k)/Profit Sharing Plan.

The following table sets forth for each Board Member, and for the Board Members and officers as a group, the amount of shares beneficially owned in the Fund as of April 30, 2002. The information as to beneficial ownership is based on statements furnished to the Fund by each Board Member and officer.

                FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS

              NAME OF BOARD MEMBER                   BENEFICIAL OWNERSHIP(1)
----------------------------------------------------------------------------
Timothy R. Schwertfeger(2)
Robert P. Bremner(3)
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers(4)
William J. Schneider
Judith M. Stockdale
All Current Board Members and Officers as a Group
----------------------------------------------------------------------------

(1) The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members, as more fully described below.

(2) The number also includes shares held by Mr. Schwertfeger in Nuveen's 401(k)/profit sharing plan.

(3) The shares listed for Mr. Bremner are owned by his spouse. Mr. Bremner disclaims beneficial ownership of these shares.

(4) The shares listed for Mr. Sawers are owned by his spouse; Mr. Sawers has shared investment power.

On April 30, 2002, Board Members and executive officers of the Fund as a group
beneficially owned [     ] common shares of all funds managed by the Adviser,
Nuveen Institutional Advisory Corp. or Nuveen Senior Loan Asset Management Inc. (includes Deferred Units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan, but excludes shares of money market funds). Each Board Member's individual beneficial shareholdings of the Fund constitute less than 1% of the outstanding shares of the Fund. As of April 30, 2001, the Board Members and executive officers of the Fund as a group owned less than 1% of the outstanding common shares of the Fund. As of June 3, 2002, the Board Members and executive officers of the Fund did not own any shares of MuniPreferred. As of June 3, 2002, no shareholder owned more than 5% of any class of shares of the Fund.

OTHER AFFILIATIONS OR RELATIONSHIPS OF BOARD MEMBERS

As of           , 2002, [none] of the Board Members who are "interested persons"
of the Fund (as that term is defined in the 1940 Act) and who are not affiliated with Nuveen Investments ("Nuveen") or the Nuveen Advisory Corp. (the "Adviser") (the "Independent Board Members"), nor any immediate family member of an Independent Board Member, owns shares of the Adviser or a principal underwriter of the Fund, nor does any such person own shares of a company controlling, controlled by or under common control with the Adviser or a principal underwriter of the Fund.

There have been [no] transactions by the Fund since the beginning of the Fund's last fiscal year, nor are there any transactions currently proposed, in which the amount exceeds $60,000 and in which any Board Member, executive officer or security holder of more than 5% of the voting securities of the Fund, or any immediate family members of the foregoing persons, has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to the Fund in an amount in excess of $60,000 at any time since that date.

[No] Independent Board Member, nor any immediate family member of such a Board Member, has had, in the past five years, any direct or indirect interest, the value of which exceeds $60,000, in the Adviser or principal underwriter of the Fund or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with, the Adviser or principal underwriter of the Fund. Moreover, no Independent Board Member (or immediate family member of any Independent Board Member) has, or has had in the last two fiscal years of the Fund, any direct or indirect relationships or any direct or indirect material interest in any transaction or series of transactions or in any currently proposed transaction or series of transactions, in which the amount involved exceeds $60,000, in which the following persons were or are a party: the Fund, an officer of the Fund, any investment company sharing the same Adviser or principal underwriter of the Fund or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with, the Adviser or principal underwriter of the Fund, or any officer of such a person.

Within the last two completed fiscal years of the Fund, [no] officer of any investment adviser or principal underwriter of the Fund or of any person directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the Fund, has served as a board member on a board of a company where any of the Board Member or Nominees of the Fund has served as an officer.

COMPENSATION

The Board Members affiliated with Nuveen or the Adviser serve without any compensation from the Fund. The Independent Board Members receive a $15,000 quarterly retainer ($60,000 annually) for serving as a board member of all funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $500 fee per day plus expenses for attendance in person or $250 if by telephone at a meeting of the executive committee or the dividend and valuation committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes. Effective January 1, 1999, the Board of Directors/Trustees of certain Nuveen Funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Directors and Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of their fees. The Fund is a Participating Fund under the Deferred Compensation Plan.

The table below shows, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation (i) paid by the Fund to each Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the NAC Funds for the calendar year ended 2001. Mr. Schwertfeger, a Board Member who is an interested person of the Fund, does not receive any compensation from the Fund or any Nuveen Funds.

                                                                        TOTAL NUVEEN FUND COMPENSATION
INDEPENDENT BOARD MEMBER     AGGREGATE COMPENSATION FROM THE FUND(1)             PAID TO BOARD MEMBERS
------------------------------------------------------------------------------------------------------
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Judith M. Stockdale
------------------------------------------------------------------------------------------------------

(1) Includes deferred fees. Pursuant to a deferred compensation agreement with the Fund, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees for the Fund (including the return from the assumed investment in the eligible Nuveen Funds) payable are:

                INDEPENDENT BOARD MEMBER                     DEFERRED FEES
--------------------------------------------------------------------------
Robert P. Bremner                                            $
Lawrence H. Brown                                            $
Anne E. Impellizzeri                                         $
Peter R. Sawers                                              $
William J. Schneider                                         $
Judith M. Stockdale                                          $
--------------------------------------------------------------------------

COMMITTEES

The Board Members serve on four standing committees: the executive committee, the audit committee, the nominating and governance committee, and the dividend and valuation committee.

Peter R. Sawers and Timothy R. Schwertfeger serve as members of the executive committee of the Board of the Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, are limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) or (ii) matters of an administrative or ministerial nature. [No executive committee meetings were held for the Fund during its last fiscal year.]

Lawrence H. Brown and Timothy R. Schwertfeger are the current members of the dividend and valuation committee for the Fund. The dividend and valuation committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The committee also oversees the Fund's Pricing Procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The dividend and valuation
committee of the Fund held [     ] meetings during its last fiscal year.

The Fund's Board has an audit committee composed of Board Members who are not "interested persons" of the Fund and who are "independent" as that term is defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards. The audit committee monitors the accounting and reporting policies and practices of the Fund, the quality and integrity of the financial statements of the Fund, compliance by the Fund with legal and regulatory requirements and the independence and performance of the external and internal auditors. The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. The audit committee has adopted a written charter.
The audit committee of the Fund held [     ] meetings during its last fiscal
year.

Nomination of those Board Members who are not "interested persons" of the Fund is committed to a nominating and governance committee composed of all Board Members who are not "interested persons" of the Fund. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The committee also reviews matters relating to (1) the composition, duties, recruitment, independence and tenure of Board Members, (2) the selection and review of committee assignments, and (3) Board Member education, board meetings and board performance. The nominating and governance committee of the
Fund held [     ] meetings during its last fiscal year. In the event of a
vacancy on the Board, the nominating and governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors.

The Board of the Fund held four regular quarterly meetings during its last fiscal year. During the last fiscal year, each Board Member attended 75% or more of the Fund's Board meetings and the committee meetings (if a member thereof).

THE FUND'S EXECUTIVE OFFICERS

The following table sets forth information as of April 30, 2002 with respect to each executive officer of the Fund, other than Mr. Schwertfeger, who is a Board Member and included in the table relating to nominees for the Board. Officers of the Fund receive no compensation from the Fund. The term of office of all officers will expire in July 2002. The Board will consider the election of officers to serve until July 2003 and as set forth in the Fund's by-laws at the regularly scheduled Board meeting to be held after the Fund's Annual Meeting.

-----------------------------------------------------------------------------------------------------------------------
                                POSITIONS AND OFFICES
                                WITH THE FUND, TERM OF    PRINCIPAL OCCUPATIONS INCLUDING     NUMBER OF PORTFOLIOS IN
                                  OFFICE AND LENGTH         OTHER DIRECTORSHIPS DURING          FUND COMPLEX SERVED
NAME, BIRTHDATE AND ADDRESS         OF TIME SERVED                PAST FIVE YEARS                    BY OFFICER
-----------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson                    Vice President.    Vice President (since January
2/3/66                           Term of Office: 2002.    2002), formerly, Assistant Vice
333 West Wacker Drive           Length of Time Served:    President (from 2000),
Chicago, IL 60606                          since 2002.    previously, associate of Nuveen
                                                          Investments.
Paul L. Brennan                        Vice President.    Vice President (since January
11/10/66                         Term of Office: 2002.    2002), formerly Assistant Vice
333 West Wacker Drive           Length of Time Served:    President (from 1997), of
Chicago, IL 60606                          since 2002.    Nuveen Advisory Corp.; prior
                                                          thereto, portfolio manager of
                                                          Flagship Financial Inc.
Peter H. D'Arrigo                   Vice President and    Vice President of Nuveen
11/28/67                                    Treasurer.    Investments (since January
333 West Wacker Drive            Term of Office: 2002.    1999), prior thereto, Assistant
Chicago, IL 60606               Length of Time Served:    Vice President (from January
                                           since 1999.    1997); formerly, Associate of
                                                          Nuveen Investments; Vice
                                                          President and Treasurer (since
                                                          September 1999) of Nuveen
                                                          Senior Loan Asset Management
                                                          Inc.; Chartered Financial
                                                          Analyst.
Michael S. Davern                      Vice President.    Vice President of Nuveen
6/26/57                          Term of Office: 2002.    Advisory Corp. (since January
333 West Wacker Drive           Length of Time Served:    1997); prior thereto, Vice
Chicago, IL 60606                          since 1997.    President and Portfolio Manager
                                                          of Flagship Financial.

-----------------------------------------------------------------------------------------------------------------------
                                POSITIONS AND OFFICES
                                WITH THE FUND, TERM OF    PRINCIPAL OCCUPATIONS INCLUDING     NUMBER OF PORTFOLIOS IN
                                  OFFICE AND LENGTH         OTHER DIRECTORSHIPS DURING          FUND COMPLEX SERVED
NAME, BIRTHDATE AND ADDRESS         OF TIME SERVED                PAST FIVE YEARS                    BY OFFICER
-----------------------------------------------------------------------------------------------------------------------
Susan M. DeSanto                       Vice President.    Vice President of Nuveen
9/8/54                           Term of Office: 2002.    Advisory Corp. (since August
333 West Wacker Drive           Length of Time Served:    2001); previously, Vice
Chicago, IL 60606                          since 2001.    President of Van Kampen
                                                          Investment Advisory Corp. (from
                                                          1998); prior thereto, Assistant
                                                          Vice President of Van Kampen
                                                          Investment Advisory Corp. (from
                                                          1994).
Jessica R. Droeger                     Vice President.    Vice President (since January
9/24/64                          Term of Office: 2002.    2002) and Assistant General
333 West Walker Drive           Length of Time Served:    Counsel (since May 1998) of
Chicago, IL 60606                          since 2002.    Nuveen Investments, prior
                                                          thereto, Assistant Vice
                                                          President (from May 1998);
                                                          Assistant Vice President and
                                                          Assistant Secretary (since
                                                          1998) of Nuveen Advisory Corp.
                                                          and Nuveen Institutional
                                                          Advisory Corp.; prior thereto,
                                                          Associate at the law firm
                                                          D'Ancona Partners LLC.
Lorna C. Ferguson                 Vice President. Term    Vice President of Nuveen
10/24/45                              of Office: 2002.    Investments; Vice President
333 West Wacker Drive           Length of Time Served:    (since January 1998) of Nuveen
Chicago, IL 60606                          since 1998.    Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.
William M. Fitzgerald                  Vice President.    Vice President of Nuveen
3/2/64                           Term of Office: 2002.    Advisory Corp. (since December
333 West Wacker Drive           Length of Time Served:    1995),prior thereto Assistant
Chicago, IL 60606                          since 1995.    Vice President (from September
                                                          1992 ), prior thereto,
                                                          Assistant Portfolio Manager;
                                                          Chartered Financial Analyst.
Stephen D. Foy                      Vice President and    Vice President of Nuveen
5/31/54                            Controller. Term of    Investments and (since May
333 West Wacker Drive             Office: 2002. Length    1998) The John Nuveen Company;
Chicago, IL 60606                of Time Served: since    Vice President (since September
                                                 1998.    1999) of Nuveen Senior Loan
                                                          Management Inc.; Certified
                                                          Public Accountant.
J. Thomas Futrell                      Vice President.    Vice President of Nuveen
7/5/55                           Term of Office: 2002.    Advisory Corp.; Chartered
333 West Wacker Drive           Length of Time Served:    Financial Analyst.
Chicago, IL 60606                          since 1992.

Richard A. Huber                       Vice President.    Vice President of Nuveen
3/26/63                          Term of Office: 2002.    Institutional Advisory Corp.
333 West Wacker Drive           Length of Time Served:    (since March 1998) and Nuveen
Chicago, IL 60606                          since 1997.    Advisory Corp. (since January
                                                          1997); prior thereto, Vice
                                                          President and Portfolio Manager
                                                          of Flagship Financial, Inc.
Steve J. Krupa                         Vice President.    Vice President of Nuveen
8/21/57                          Term of Office: 2002.    Advisory Corp.
333 West Wacker Drive           Length of Time Served:
Chicago, IL 60606                          since 1990.

-----------------------------------------------------------------------------------------------------------------------
                                POSITIONS AND OFFICES
                                WITH THE FUND, TERM OF    PRINCIPAL OCCUPATIONS INCLUDING     NUMBER OF PORTFOLIOS IN
                                  OFFICE AND LENGTH         OTHER DIRECTORSHIPS DURING          FUND COMPLEX SERVED
NAME, BIRTHDATE AND ADDRESS         OF TIME SERVED                PAST FIVE YEARS                    BY OFFICER
-----------------------------------------------------------------------------------------------------------------------
David J. Lamb                          Vice President.    Vice President (since March
3/22/63                          Term of Office: 2002.    2000) of Nuveen Investments,
333 West Wacker Drive           Length of Time Served:    previously Assistant Vice
Chicago, IL 60606                          since 2000.    President (from January 1999);
                                                          prior thereto, Associate of
                                                          Nuveen Investments; Certified
                                                          Public Accountant.
Larry W. Martin                     Vice President and    Vice President, Assistant
7/27/51                           Assistant Secretary.    Secretary and Assistant General
333 West Walker Drive            Term of Office: 2002.    Counsel of Nuveen Investments;
Chicago, IL 60606               Length of Time Served:    Vice President and Assistant
                                           since 1988.    Secretary of Nuveen Advisory
                                                          Corp. and Nuveen Institutional
                                                          Advisory Corp; Assistant
                                                          Secretary of the John Nuveen
                                                          Company and (since January
                                                          1997) Nuveen Asset Management,
                                                          Inc.; Vice President and
                                                          Assistant Secretary (since
                                                          September 1999) of Nuveen
                                                          Senior Loan Asset Management
                                                          Inc.
Edward F. Neild, IV                    Vice President.    Vice President (since September
7/7/65                           Term of Office: 2002.    1996), previously Assistant
333 West Wacker Drive           Length of Time Served:    Vice President (from December
Chicago, IL 60606                          since 1996.    1993) of Nuveen Advisory Corp.,
                                                          Portfolio Manager prior
                                                          thereto; Vice President (since
                                                          September 1996), previously
                                                          Assistant Vice President (from
                                                          May 1995), of Nuveen
                                                          Institutional Advisory Corp.,
                                                          Portfolio Manager prior
                                                          thereto; Chartered Financial
                                                          Analyst.
Thomas J. O'Shaunhnessy                Vice President.    Vice President (since January
9/4/60                           Term of Office: 2002.    2002), formerly, Assistant Vice
333 West Wacker Drive           Length of Time Served:    President (from 1988), of
Chicago, IL 60606                          since 2002.    Nuveen Advisory Corp.; prior
                                                          thereto, portfolio manager.
Thomas C. Spalding, Jr.                Vice President.    Vice President of Nuveen
7/31/51                          Term of Office: 2002.    Advisory Corp. and Nuveen
333 West Wacker Drive           Length of Time Served:    Institutional Advisory Corp;
Chicago, IL 60606                          since 1982.    Chartered Financial Analyst.

Gifford R. Zimmerman                Vice President and    Vice President, Assistant
9/9/56                                      Secretary.    Secretary and Associate General
333 West Wacker Drive            Term of Office: 2002.    Counsel, formerly Assistant
Chicago, IL 60606               Length of Time Served:    General Counsel, of Nuveen
                                           since 1988.    Investments; Vice President and
                                                          Assistant Secretary of Nuveen
                                                          Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.;
                                                          Vice President and Assistant
                                                          Secretary of The John Nuveen
                                                          Company (since May 1994); Vice
                                                          President and Assistant
                                                          Secretary (since September
                                                          1999) of Nuveen Senior Loan
                                                          Asset Management Inc.;
                                                          Chartered Financial Analyst.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of the Fund is responsible for assisting the Board in monitoring (1) the quality and integrity of the Fund's financial statements, (2) the Fund's compliance with regulatory requirements, and (3) the independence and performance of the Fund's independent and internal auditors. Among other responsibilities, the Committee reviews, in its oversight capacity, the Fund's annual financial statements with both management and the independent auditors and the Committee meets periodically with the independent and internal auditors to consider their evaluation of the Fund's financial and internal controls. The Committee also recommends to the Board the selection of the Fund's independent auditors. The Committee is currently composed of six Board Members and operates under a written charter adopted and approved by the Board. Each Committee member is independent as defined by New York Stock Exchange listing standards.

The Committee, in discharging its duties, has met with and held discussions with management and the Fund's independent and internal auditors. The Committee has reviewed and discussed the audited financial statements with management. Management has represented to the independent auditors that the Fund's financial statements were prepared in accordance with generally accepted accounting principles. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Fund's independent auditors provided to the Committee the written disclosure required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Committee discussed with representatives of the independent auditor their firm's independence. As provided in the Audit Committee Charter, it is not the Committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Fund's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Committee's review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the Committee, the Committee has recommended that the Board include the audited financial statements in the Fund's Annual Report.

The members of the Committee are:

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Judith M. Stockdale

AUDIT AND RELATED FEES

AUDIT FEES. The aggregate fees billed by Ernst & Young LLP for professional services for the audit of the Fund's financial statements for its most recently completed fiscal year were as follows:

----------------------------------------------------------------------------------------------------
                                              FINANCIAL INFORMATION SYSTEMS DESIGN
                AUDIT FEES                                 AND IMPLEMENTATION FEES    ALL OTHER FEES
----------------------------------------------------------------------------------------------------
$                                                                               $0                 $
----------------------------------------------------------------------------------------------------

ALL OTHER FEES. The Audit Committee of the Fund has generally considered whether the receipt of non-audit fees by Ernst & Young LLP from the Fund is compatible with maintaining Ernst & Young LLP's independence.

2. AMENDMENT AND RESTATEMENT OF THE STATEMENTS

The Board has proposed that the Statements Establishing and Fixing the Rights and Preferences of Municipal Auction Rate Cumulative Preferred Stock (the "Statements") for the Fund, be amended and restated. The proposed Amendment and Restatement (the "Amendment") would make certain changes to the terms of the Statements in order to: (1) require the Fund to provide for the notification, under certain circumstances, if it intends to include any net capital gains or other taxable income in any dividend on the shares of MuniPreferred and (2) require the Fund to make "gross up" payments to MuniPreferred shareholders under certain circumstances if the Fund retroactively allocates taxable income to shares of MuniPreferred.

[The affirmative vote of the holders of at least a majority of the shares of common stock and shares of MuniPreferred present in person or by proxy and entitled to vote, voting as a single class, and the affirmative vote of the holders of at least a majority of the outstanding shares [of each series] of MuniPreferred, each voting as a separate class, are required to approve the Amendment.]

Unless the context requires otherwise, capitalized terms used but not herein defined shall have the meanings ascribed to such terms in the Statements or the Amendment. The summary of the Amendment set forth above is qualified in its entirety by reference to the Amendment, a copy of which is available from the Fund upon request without charge.

THE FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT.

The Internal Revenue Service ("IRS"), since issuing Revenue Ruling 89-81 on June 13, 1989, requires a regulated investment company that has two or more classes of shares, such as the Fund, to designate to each class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year. Prior to that date, the Fund had expended substantial resources and made substantial progress toward the issuance of preferred stock and common stock calling for non-proportionate designations. As a result, the Fund received a private letter ruling from the IRS which ruled as follows:

     Pursuant to the authority of section 7805(b), if Fund makes non-proportionate designations consistent with the descriptions in the [May 3, 1989] prospectus, then Rev. Rul. 89-81 will not be applied to render those designations ineffective for tax purposes.

Pursuant to its private letter ruling, the Fund in the past designated exempt-interest dividends disproportionately to holders of MuniPreferred and designated net capital gains and other taxable income (if any) to holders of its common stock.

In 1999, when the Fund issued additional shares of a new series of MuniPreferred, the Fund began allocating proportionately the Fund's net capital gains or other taxable income, if any, to both common and preferred stockholders. In such instances, although not required to do so by the terms of the Statements, the Fund notified the Auction Agent in advance if it intended to allocate to holders of MuniPreferred income that is not exempt from regular federal income tax. The Fund believes that the uncertainty by MuniPreferred investors of whether they will be allocated taxable income has resulted in less favorable bids for shares of MuniPreferred at auctions.

The Amendment provides that whenever the Fund intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on shares of MuniPreferred, the Fund shall, in the case of a rate period of 28 days or fewer, and may, in the case of any other rate period, notify the Auction Agent of the amount to be so included prior to the auction date. Whenever the auction agent receives such notice from the Fund, it will be required in turn to notify each broker-dealer, who, on or prior to the date of the auction, in accordance with its Broker-Dealer Agreement, will be required to notify its MuniPreferred shareholders and potential MuniPreferred shareholders believed by it to be interested in submitting an order in the auction.

The Amendment also provides for the Fund to make "gross-up" payments to offset the allocation of taxable income and capital gains to preferred stockholders if, in the case of any rate period of 28 days or fewer, the Fund allocates any net capital gains or other income taxable for Federal income tax purposes to a dividend paid on shares of MuniPreferred without having given advance notice thereof to the auction agent (a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of MuniPreferred or the liquidation of the Fund. If, in the case of any rate period of more than 28 days, the Fund makes a Taxable Allocation to a dividend paid on shares of MuniPreferred, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a gross-up payment to each MuniPreferred shareholder that was entitled to such dividend payment during such calendar year at such shareholder's address as the same appears or last appeared on the stock books of the Fund. A "gross-up payment" means payment to a holder of shares of MuniPreferred of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such holder to which such gross-up payment relates, would cause such holder's dividends in dollars (after Federal income tax consequences) from the aggregate of such Taxable Allocations and the related gross-up payment to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of the aggregate Taxable Allocations were not subject to regular federal income tax.

The Board of Directors believes that the Amendment is in the best interest of the Fund because it provides greater certainty to MuniPreferred investors regarding taxable allocations. Rather than have bidders in Auctions speculate as to whether and to what extent the Fund might make such an allocation of taxable income, the Fund believes if it is required to make such notification and gross-up payments, bids placed in Auctions will result in lower MuniPreferred dividend rates because of the greater certainty regarding taxable allocations.

APPOINTMENT OF INDEPENDENT AUDITORS

The Fund's Board of Trustees has appointed Ernst & Young, LLP, independent public accountants, as independent auditors to audit the books and records of the Fund for its fiscal year. A representative of E&Y will be present at the meeting to make a statement, if such representative so desires, and to respond to shareholders' questions. [E&Y has informed the Fund that it has no direct or indirect material financial interest in the Fund, Nuveen, the Adviser or any other investment company sponsored by Nuveen.]

SECTION 16(A) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act") and Section 16(a) of the Securities Exchange Act of 1934 as amended (the "1934 Act"), require the Fund's Board Members and officers, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Fund's equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to the Fund, the Fund believes that the Fund's Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Fund, no shareholder of the Fund owns more than 10% of a registered class of the Fund's equity securities.

INFORMATION ABOUT THE FUND'S INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for the Fund. The Adviser is a wholly owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of the Fund to be held in 2003, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than February 17, 2003. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than June 16, 2003. Timely submission of a proposal does not mean that such proposal will be included.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Fund. Additional solicitation may be made by letter, telephone or telegraph by officers of the Fund, by officers or employees of Nuveen Investments or Nuveen Advisory Corp., or by dealers and their representatives.

FISCAL YEAR

The last fiscal year end for the Fund was October 31, 2001.

ANNUAL REPORT DELIVERY

Annual reports were sent to shareholders of record of the Fund following the Fund's fiscal year end. The Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Fund's Annual Meeting will be available at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject the Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders.

Under the Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman

Vice President and Secretary

                           [NUVEEN INVESTMENTS LOGO]

       Nuveen Investments
       333 West Wacker Drive
       Chicago, IL 60606-1286

       (800) 257-8787

       www.nuveen.com

                                                                          NUV801

                                   Nuveen Performance Plus Municipal Fund, Inc.

NUVEEN                                   ANNUAL MEETING OF SHAREHOLDERS

NUVEEN INVESTMENTS                                  COMMON STOCK
333 WEST WACKER DRIVE
CHICAGO, IL  60606-1256             PROXY SOLICITED BY THE BOARD OF DIRECTORS
                                     FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                    July 31, 2002

                          The annual meeting of shareholders will be held July 31, 2002, at 10:30 a.m. Central
                          Time, in the sixth floor auditorium of the Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Larry W. Martin and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on July 31, 2002, or any adjournment or adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted
"FOR" all of the proposals. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X                       KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     DETACH AND RETURN THIS PORTION ONLY

                                       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


Common Stock

 Vote on Proposals                               For        Withhold     For All     To withhold authority to vote, mark "For All
                                                 All          All         Except     Except" and write the nominee's number on
                                                                                     the line below.
 1. ELECTION OF NOMINEES TO THE BOARD            [ ]          [ ]          [ ]       ____________________________________________
    01)  Robert P. Bremner
    02)  Lawrence H. Brown
    03)  Anne E. Impellizzeri
    04)  Peter R. Sawers
    05)  Judith M. Stockdale

    WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND
    SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR
    VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE
    (800) 690-6903 OR OVER THE INTERNET (www.proxyvote.com).

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

    The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

    Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

    NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.


     ---------------------------------- --------               ---------------------------------- ---------
     Signature (PLEASE SIGN WITHIN BOX) Date                   Signature (Joint Owners)           Date
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
                            Nuveen Performance Plus Municipal Fund, Inc.


NUVEEN                                   ANNUAL MEETING OF SHAREHOLDERS

                               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK

NUVEEN INVESTMENTS
333 WEST WACKER DRIVE
CHICAGO, IL  60606-1256             PROXY SOLICITED BY THE BOARD OF DIRECTORS
                                     FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                  July 31, 2002

                          The annual meeting of shareholders will be held July 31, 2002, at 10:30 a.m. Central
                          Time, in the sixth floor auditorium of the Northern Trust Company, 50 South LaSalle Street,
                          Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Larry W. Martin and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on July 31, 2002, or any adjournment or adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted
"FOR" all of the proposals. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

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
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X                    KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  DETACH AND RETURN THIS PORTION ONLY

                                       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


Preferred Stock

 Vote on Proposals                           For        Withhold      For All    To withhold authority to vote, mark "For All
                                             All          All          Except    Except" and write the nominee's number on the
                                                                                 line below.
 1. ELECTION OF NOMINEES TO THE              [ ]          [ ]          [ ]       _____________________________________________
    BOARD
    01)  Robert P. Bremner
    02)  Lawrence H. Brown
    03)  Anne E. Impellizzeri
    04)  Peter R. Sawers
    05)  Judith M. Stockdale
    06)  William J. Schneider
    07)  Timothy R. Schwertfeger

                                                 For         Against     Abstain
 2. AMENDMENT TO MUNIPREFERRED STATEMENTS        [ ]           [ ]         [ ]

    WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND
    SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR
    VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE
    (800) 690-6903 OR OVER THE INTERNET (www.proxyvote.com).

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

    The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

    Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

    NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.



     ---------------------------------- --------               ---------------------------------- ---------
     Signature (PLEASE SIGN WITHIN BOX) Date                   Signature (Joint Owners)           Date
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